                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 17, 1997 which appears in Proxim, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.





PRICE WATERHOUSE LLP
San Jose, California
June 4, 1997